Underwriting, Acquisition and Insurance Expenses	12 Months Ended
Dec. 31, 2011
Underwriting, Acquisition and Insurance Expenses
11.	Underwriting, Acquisition and Insurance Expenses

Underwriting, acquisition and insurance expenses for the years ended December 31, 2011, 2010 and 2009 were as follows:

(in millions)	2011	2010	2009
Commissions	$183.9	$198.3	$288.1
General expenses	210.1	213.6	209.9
Premium taxes, boards and bureaus	24.0	23.6	29.6

	418.0	435.5	527.6
Net amortization (deferral) of policy acquisition costs	7.7	30.5	(6.4)

Total underwriting, acquisition and insurance expenses	$425.7	$466.0	$521.2

Included in general expenses for the year ended December 31, 2011 is $2.4 million of bad debt expense, net of recoveries related to the write off of $3.4 million in uncollectible balances offset by a net decrease of $1.0 million in the allowances for doubtful accounts for premiums receivable and reinsurance recoverables on paid losses.

Included in general expenses for the year ended December 31, 2010 is $6.0 million in bad debt expense primarily due to management increasing the allowance for reinsurance recoverable balances in the first and third quarter of 2010.

In 2009, reinsurance recoverable balances of $4.8 million were written off as a result of lost arbitration. This expense has been included in general expenses.